UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

Wolverine World Wide, Inc.
(Exact name of registrant as
specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6024 (Commission File Number)	38-1185150 (IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan (Address of principal executive offices)		49351 (Zip Code)

Registrant's telephone number,
including area code:  (616) 866-5500

Item 5.  Other Events and Regulation FD Disclosure.

          On July 24, 2003, Wolverine World Wide, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits:

               99.1     Wolverine World Wide, Inc. Press Release dated July 24, 2003.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 24, 2003	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Stephen L. Gulis, Jr.
Stephen L. Gulis, Jr. Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Wolverine World Wide, Inc. Press Release dated July 24, 2003.